                           INDEMNIFICATION AGREEMENT



  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and John A. Hill (the "Director"), a director of the Company;

          WHEREAS, in recognition of Director's need for substantial protection against personal liability in order to enhance Director's continued service to the Company in an effective manner and of Director's reliance on the provisions of the Company's By-Laws requiring indemnification of the Director under certain circumstances, and in part to provide Director with specific contractual assurance that the protection promised by such By-Laws will be available to Director (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Director to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Director under the Company's directors' and officers' liability insurance policies.

          NOW THEREFORE, in consideration of the premises and of Director agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Director was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Director to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Director, the Company shall advance (within ten business days after such written request) any and all Expenses to Director an "Expense Advance". Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Director shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Director against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.


          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Director would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if when and to the extent that the Reviewing Party determines that Director would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Director has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Director should be indemnified under applicable law, any determination made by the Reviewing Party that Director would not be permitted to be indemnified under applicable law shall not be binding and Director shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Director substantively would not be permitted to be indemnified in whole or in part under applicable law, Director shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Director.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Director to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Director and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Director within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Director as to whether and to what extent Director would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Director against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days after such written request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or action brought by Director for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Idemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Director is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Director for the portion thereof to which Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Director shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Director is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Director is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Director hereunder shall be
          in addition to any other rights Director may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Director is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Director in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Director is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Director to the extent Director has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Director continues to serve as a director (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.



                                            WEATHERFORD ENTERRA, INC.


                                            By: /s/ Philip Burguieres
                                               ---------------------------
                                               Name:  Philip Burguieres
                                               Title:  President


                                                /s/ John A. Hill
                                              ----------------------------
                                              John A. Hill

                           INDEMNIFICATION AGREEMENT


  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and William E. Macaulay (the "Director"), a director of the Company;

     WHEREAS, in recognition of Director's need for substantial protection against personal liability in order to enhance Director's continued service to the Company in an effective manner and of Director's reliance on the provisions of the Company's By-Laws requiring indemnification of the Director under certain circumstances, and in part to provide Director with specific contractual assurance that the protection promised by such By-Laws will be available to Director (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Director to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Director under the Company's directors' and officers' liability insurance policies.

     NOW THEREFORE, in consideration of the premises and of Director agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Director was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Director to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Director, the Company shall advance (within ten business days after such written request) any and all Expenses to Director an "Expense Advance". Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Director shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Director against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Director would not be permitted to be indemnified under applicable law, and
          (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if when and to the extent that the Reviewing Party determines that Director would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Director has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Director should be indemnified under applicable law, any determination made by the Reviewing Party that Director would not be permitted to be indemnified under applicable law shall not be binding and Director shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Director substantively would not be permitted to be indemnified in whole or in part under applicable law, Director shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Director.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Director to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Director and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Director within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Director as to whether and to what extent Director would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Director against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days after such written request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or action brought by Director for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Idemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Director is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Director for the portion thereof to which Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Director shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Director is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Director is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Director hereunder shall be
          in addition to any other rights Director may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Director is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Director in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Director is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Director to the extent Director has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Director continues to serve as a director (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.



                                       WEATHERFORD ENTERRA, INC.


                                       By: /s/ Philip Burguieres
                                          --------------------------------
                                          Name:  Philip Burguieres
                                          Title:  President



                                           /s/ William E. Macaulay
                                          --------------------------------
                                          William E. Macaulay

                           INDEMNIFICATION AGREEMENT

  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and Robert L. Parker, Sr. (the "Director"), a director of the Company;

          WHEREAS, in recognition of Director's need for substantial protection against personal liability in order to enhance Director's continued service to the Company in an effective manner and of Director's reliance on the provisions of the Company's By-Laws requiring indemnification of the Director under certain circumstances, and in part to provide Director with specific contractual assurance that the protection promised by such By-Laws will be available to Director (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Director to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Director under the Company's directors' and officers' liability insurance policies.

          NOW THEREFORE, in consideration of the premises and of Director agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Director was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Director to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Director, the Company shall advance (within ten business days after such written request) any and all Expenses to Director an "Expense Advance". Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Director shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Director against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Director would not be permitted to be indemnified under applicable law, and
          (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if when and to the extent that the Reviewing Party determines that Director would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Director has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Director should be indemnified under applicable law, any determination made by the Reviewing Party that Director would not be permitted to be indemnified under applicable law shall not be binding and Director shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Director substantively would not be permitted to be indemnified in whole or in part under applicable law, Director shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Director.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Director to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Director and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Director within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Director as to whether and to what extent Director would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Director against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days after such written request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or action brought by Director for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Idemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Director is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Director for the portion thereof to which Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Director shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Director is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Director is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Director hereunder shall be
          in addition to any other rights Director may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Director is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Director in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Director is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Director to the extent Director has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Director continues to serve as a director (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.



                                       WEATHERFORD ENTERRA, INC.



                                       By: /s/ Philip Burguieres
                                          --------------------------------
                                          Name:  Philip Burguieres
                                          Title:  President




                                           /s/ Robert L. Parker, Sr.
                                          --------------------------------
                                          Robert L. Parker, Sr.

                           INDEMNIFICATION AGREEMENT

  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and R. Rudolph Reinfrank (the "Director"), a director of the Company;

          WHEREAS, in recognition of Director's need for substantial protection against personal liability in order to enhance Director's continued service to the Company in an effective manner and of Director's reliance on the provisions of the Company's By-Laws requiring indemnification of the Director under certain circumstances, and in part to provide Director with specific contractual assurance that the protection promised by such By-Laws will be available to Director (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Director to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Director under the Company's directors' and officers' liability insurance policies.

          NOW THEREFORE, in consideration of the premises and of Director agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Director was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Director to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Director, the Company shall advance (within ten business days after such written request) any and all Expenses to Director an "Expense Advance". Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Director shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Director against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Director would not be permitted to be indemnified under applicable law, and
          (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if when and to the extent that the Reviewing Party determines that Director would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Director has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Director should be indemnified under applicable law, any determination made by the Reviewing Party that Director would not be permitted to be indemnified under applicable law shall not be binding and Director shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Director substantively would not be permitted to be indemnified in whole or in part under applicable law, Director shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Director.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Director to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Director and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Director within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Director as to whether and to what extent Director would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Director against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days after such written request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or action brought by Director for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Idemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Director is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Director for the portion thereof to which Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Director shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Director is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Director is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Director hereunder shall be
          in addition to any other rights Director may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Director is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Director in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Director is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Director to the extent Director has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Director continues to serve as a director (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.



                                       WEATHERFORD ENTERRA, INC.


                                       By: /s/ Philip Burguieres
                                          --------------------------------
                                          Name:  Philip Burguieres
                                          Title:  President




                                           /s/ R. Rudolph Reinfrank
                                          --------------------------------
                                          R. Rudolph Reinfrank

                           INDEMNIFICATION AGREEMENT


  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and Roger M. Widmann (the "Director"), a director of the Company;

          WHEREAS, in recognition of Director's need for substantial protection against personal liability in order to enhance Director's continued service to the Company in an effective manner and of Director's reliance on the provisions of the Company's By-Laws requiring indemnification of the Director under certain circumstances, and in part to provide Director with specific contractual assurance that the protection promised by such By-Laws will be available to Director (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Director to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Director under the Company's directors' and officers' liability insurance policies.

          NOW THEREFORE, in consideration of the premises and of Director agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Director was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Director to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Director, the Company shall advance (within ten business days after such written request) any and all Expenses to Director an "Expense Advance". Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Director shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Director against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Director would not be permitted to be indemnified under applicable law, and
          (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if when and to the extent that the Reviewing Party determines that Director would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Director has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Director should be indemnified under applicable law, any determination made by the Reviewing Party that Director would not be permitted to be indemnified under applicable law shall not be binding and Director shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Director substantively would not be permitted to be indemnified in whole or in part under applicable law, Director shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Director.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Director to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Director and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Director within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Director as to whether and to what extent Director would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Director against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days after such written request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or action brought by Director for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Idemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Director is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Director for the portion thereof to which Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Director shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Director is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Director is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Director hereunder shall be
          in addition to any other rights Director may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Director is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Director in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Director is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Director to the extent Director has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Director continues to serve as a director (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.



                                       WEATHERFORD ENTERRA, INC.


                                       By: /s/ Philip Burguieres
                                          --------------------------------
                                          Name:  Philip Burguieres
                                          Title:  President




                                           /s/ Roger M. Widmann
                                          --------------------------------
                                          Roger M. Widmann

                           INDEMNIFICATION AGREEMENT


  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and M. Timothy Carey (the "Officer"), an officer of the Company;

     WHEREAS, in recognition of Officer's need for substantial protection against personal liability in order to enhance Officer's continued service to the Company in an effective manner and of Officer's reliance on the provisions of the Company's By-Laws requiring indemnification of the Officer under certain circumstances, and in part to provide Officer with specific contractual assurance that the protection promised by such By-Laws will be available to Officer (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Officer to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Officer under the Company's directors' and officers' liability insurance policies.

     NOW THEREFORE, in consideration of the premises and of Officer agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Officer was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Officer to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Officer, the Company shall advance (within ten business days after such written request) any and all Expenses to Officer (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Officer shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Officer against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Officer would not be permitted to be indemnified under applicable law, and
          (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Officer would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Officer (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Officer has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Officer should be indemnified under applicable law, any determination made by the Reviewing Party that Officer would not be permitted to be indemnified under applicable law shall not be binding and Officer shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Officer substantively would not be permitted to be indemnified in whole or in part under applicable law, Officer shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Officer.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Officer to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Officer and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Officer within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Officer as to whether and to what extent Officer would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Officer against any and all expenses (including attorneys' fees) and, if requested by Officer, shall (within ten business days after such written request) advance such expenses to Officer, which are incurred by Officer in connection with any claim asserted against or action brought by Officer for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Officer ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Officer is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Officer for the portion thereof to which Officer is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Officer has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Officer shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Officer is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Officer is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that Officer did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Officer hereunder shall be in
          addition to any other rights Officer may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Officer shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Officer shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Officer is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Officer in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Officer is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Officer, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Officer to the extent Officer has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Officer continues to serve as a director or officer (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.


                                       WEATHERFORD ENTERRA, INC.



                                       By: /s/ Philip Burguieres
                                          --------------------------------
                                          Name:  Philip Burguieres
                                          Title:  Chairman, President and
                                          Chief Executive Officer



                                           /s/ M. Timothy Carey
                                          --------------------------------
                                          M. Timothy Carey

                           INDEMNIFICATION AGREEMENT


  This AGREEMENT, effective as of October 5, 1995 is between Weatherford Enterra, Inc., a Delaware corporation (the "Company"), and Steven C. Grant (the "Officer"), an officer of the Company;

     WHEREAS, in recognition of Officer's need for substantial protection against personal liability in order to enhance Officer's continued service to the Company in an effective manner and of Officer's reliance on the provisions of the Company's By-Laws requiring indemnification of the Officer under certain circumstances, and in part to provide Officer with specific contractual assurance that the protection promised by such By-Laws will be available to Officer (regardless of, among other things, any amendment to or revocation of such By-Laws, any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Officer to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Officer under the Company's directors' and officers' liability insurance policies.

     NOW THEREFORE, in consideration of the premises and of Officer agreeing to serve or continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. BASIC INDEMNIFICATION ARRANGEMENT

          (a) In the event Officer was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined hereinafter) by reason of (or arising in part out of) an Indemnifiable Event (as defined hereinafter), the Company shall indemnify Officer to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined hereinafter), judgments, fines, penalties and amounts paid in settlement of such Claim. If so requested by Officer, the Company shall advance (within ten business days after such written request) any and all Expenses to Officer (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3 hereof, prior to a Change in Control (as defined hereinafter), Officer shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Officer against the Company or any director or officer of the Company, unless the Company has joined in or consented to the initiation of such Claim.

          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined hereinafter) shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Officer would not be permitted to be indemnified under applicable law, and
          (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Officer would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Officer (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Officer has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Officer should be indemnified under applicable law, any determination made by the Reviewing Party that Officer would not be permitted to be indemnified under applicable law shall not be binding and Officer shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Officer substantively would not be permitted to be indemnified in whole or in part under applicable law, Officer shall have the right to commence litigation in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Officer.

          2. CHANGE IN CONTROL.   The Company agrees that if there is a Change
          in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Officer to indemnity payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Officer and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Officer within the last five years (other than in connection with such matters). Such counsel, among other things, shall render its written opinion to the Company and Officer as to whether and to what extent Officer would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          3. INDEMNIFICATION FOR ADDITIONAL EXPENSES.   The Company shall
          indemnify Officer against any and all expenses (including attorneys' fees) and, if requested by Officer, shall (within ten business days after such written request) advance such expenses to Officer, which are incurred by Officer in connection with any claim asserted against or action brought by Officer for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Officer ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          4. PARTIAL INDEMNITY, ETC.   If Officer is  entitled under any
          provision of this Agreement to indemnification by the Company of some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Officer for the portion thereof to which Officer is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Officer has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Officer shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Officer is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Officer is not so entitled.

          5. NO PRESUMPTION. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or plea of nolo contendere, or its equivalent, shall not create a presumption that Officer did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          6. NON-EXCLUSIVITY, ETC.   The rights of Officer hereunder shall be in
          addition to any other rights Officer may have under the Company's By-Laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) or the Company's By-Laws permits greater indemnification by agreement than would be afforded currently under the Company's By-Laws and this Agreement, it is the intent of the parties hereto that Officer shall enjoy by this Agreement the greater benefits so afforded by such change.

          7. LIABILITY INSURANCE.   To the extent the Company maintains an
          insurance policy or policies providing directors' and officers' liability insurance, Officer shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer.

          8. CERTAIN DEFINITIONS.

          (a) CHANGE IN CONTROL:   shall be deemed to have occurred if (i) any
          "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (as defined hereinafter), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (b) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative or investigative.

          (c) EXPENSES:   include attorneys' fees and all other costs, expenses
          and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) INDEMNIFIABLE EVENT:   any event or occurrence related to the fact
          that Officer is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Officer in any such capacity.

          (e) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special independent counsel referred to in Section 2) who is not a party to the particular Claim for which Officer is seeking indemnification.

          (f) VOTING SECURITIES:   any securities of the Company which vote
          generally in the election of directors.

          9. AMENDMENTS AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          10. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Officer, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          11. NO DUPLICATION OF PAYMENTS.   The Company shall not be liable
          under this Agreement to make any payment in connection with any claim made against Officer to the extent Officer has otherwise actually received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

          12. BINDING EFFECT, ETC. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Officer continues to serve as a director or officer (or in one of the capacities enumerated in Section 8(d) hereof) of the Company or of any other enterprise at the Company's request.

          13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


  Executed as of October 5, 1995.


                                       WEATHERFORD ENTERRA, INC.



                                       By: /s/ Philip Burguieres
                                          --------------------------------
                                          Name:  Philip Burguieres
                                          Title:  Chairman, President and
                                          Chief Executive Officer



                                           /s/ Steven C. Grant
                                          --------------------------------
                                          Steven C. Grant